CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT ("Agreeiment") is made this 1st day of September, 1998 and shall be effective the first day the Services (as defined below) were first rendered by and between Hudson Consulting Group Inc., a Nevada corporation ("Consultant") and Premier Brands, Inc., a Utah corporation and FD Import & Export Corp., a New York corporation (collectively "Client").

     WHEREAS, Consultant and Consultant's personnel have substantial experience 'in locating merger or acquisition candidates, effecting reorganizations, and settling creditors; and

     WHEREAS, Client desires to retain Consultant, and Consultant desires to provide the Services (as defined below) for Client on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of Which is hereby acknowledged, Client and Consultant agree as follows:

1. Engagement

Client hereby engages Consultant to provide Client the Services, and Consultant accepts such engagement.

2. Scope of Services to be Provided

     Consultant, subject to the control, direction and supervision of Client's Board of Directors, shall use its best efforts to provide the following services ("Services"):

     (A) Consultant shall assist Client in the specific acquisition contemplated by the Client (see "Exhibit A, Acquisition Agreement"), wherein FD Import & Export Corp. shall be required by Preim'er Brands, Inc. Consultant shall assist effecting this reorganization and use its best efforts to settle Premier Brands' creditors (see "Exhibit B, Billing Invoice")

     It is mutually understood and agreed that the advice and services shall expressly exclude all legal or other advise or services which require licenses or certification which Consultant does not have.

3.   Term

     This Agreement shall have an initial term of one (1) year (the "Initial Advisory Period"), with an effective date of August 1, 1998. At the conclusion of the Initial Advisory Period, this Agreement can be extended on a month to month basis (the "Extension Period") if the Client serves written notice on the Consultant; provided, however, that Consultant and Client shall agree in writing as to Consultant's continuing compensation dui-hig any Extension Period.

     This Agreement shall fully replace and supercede any and all iiisttmnelits which may have been contemplated or were previously negotiated, and to specifically apply to the Agreement dated April 21, 1998 between Consultant and Premier Brands, Inc.(see "Exhibit C, Stock Acquisition Agreement").


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



4.   Time and Effort of Consultant

     Consultant shall cause Consultant's personnel to devote that amount of time necessary, on a weekly basis, to fulfilling Consultant's obligations under this Agreement. The particular amount of time may vary from day to day or week to week. Consultant unconditionally agrees that Consultant's personnel, or his replacement, will at all times, faithfully and to the best of his experience, ability, and talents, perform all the duties required of Consultant under this Agreement.

5. Compensation

     Client  agrees  to  pay   Consultant  the  following   (collectively,   the
     "Consideration") for the Services rendered hereunder

     (A) The Services. The Client shall pay to the Consultant, as compensation for the Services rendered, 150,000 post-reverse shares of Premier Brands, Inc. common stock, issued pursuant to Section 4(2) and exempt from registration pursuant to Rule 144 of the Securities Act of 1933 upon Client signing a Definitive Acquisition or Merger Agreement.

     (B) Expenses . Costs related to facilities famished by, expenses paid by, and any additional out of pocket expenses advanced by the Consultant shall be 100 % reimbursed by the Client upon execution of this Agreement.. At the execution of this Agreement, Client shall also deliver to Consultant 50% of any and all funds representing amounts preserved to the Client by the Consultant with respect to any reduction in the amount actually paid to creditors on outstanding debts of the Client as reflected in Client's most current Balance Sheet.

         The parties acknowledge that the consideration for Clients shares to be delivered to Consultant shall consist of the Services rendered to Client, and that Consultant is accepting payment ill shares as ail accommodation to Client. Client shall pay consultant within 5 days of consummating any merger, acquisition, or other business combination.

6.      Role of Consultant

     The Consultant, and any person controlled by or under common control with the Consultant, shall be free to render similar services to others and engage in other activities, so long as the Services rendered to the Client are not impaired.

     Except as otherwise required by the Investment Company Act of 1940 ( the "1940 Act"), any of the shareholders, directors, officers and employees of the Client may be a shareholder, trustee, director, officer or employee of, or be otherwise interested in, the Consultant, and in any person controlled by or under common control with the Consultant, and the Consultant and any person controlled by or under common control with the Consultants may have an interest in the Client.

     Except as otherwise agreed, in the absence of willful misfeasance, bad faults negligence or 2 reckless disregard of obligations or duties hereunder on the part of the Consultant or Consultant's personnel, Consultant shall not be subject to liability to the Client, or to any shareholder of the Clients for any act or omission in the course of, or connected with, rendering set-vices hereunder or for any losses that may be sustained in the purchase, management, holding or sale of ,any asset of or security issued by Client.

8. Client's Shares

     No later than ten (10) days following the date of an event giving use to the obligation by Client to issue additional Fee Shares, Client will file a Form D with the Securities and Exchange Commission.

9. Costs and Expenses

     All third party and out-of-pocket expenses, filing fees, copy, and mailing expenses incurred by Consultant in the performance of the Services under this Agreement are the responsibility of Client and shall be paid by Client, or reimbursed to Consultant, within ten (10) days, of receipt of written notice by Consultant.

10. Place of Services

     The Services provided by Consultant hereunder will be performed primarily at Consultant's offices except as otherwise mutually agreed by Consultant and Client. It is understood and expected that Consultant may make contacts with persons and entities and perform the Services 'in other locations as deemed appropriate by Consultant,

11. Independent Contractor

     Consultant and Consultant's personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Consultant will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Consultant's personnel, and any and all business license fees as may be required.

12. No Agency Express or Implied

     This Agreement creates neither an expressed nor implied relationship of principal and agent between Client and Consultant, or Employee and Employer as between Consultant's personnel and Client. Neither Consultant's personnel nor Consultant are authorized to enter into any agreements on behalf of Client. Consultant expressly retains the right to approve, in its sole discretion, each and every transaction introduced to Client and to make all rural decisions with respect to activities undertaken by Consultant or Consultant's personnel related to this Agreement.

13. Termination

     (A) Termination for Disability. If during the Initial Consulting Period, Consultant or Consultant's personnel shall be unable to provide the Services as set forth under this Agreement for 120 consecutive business days because of illness, accident or other incapacity, Client shall have the

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



     (C) Termination for Cause. The Client may, at its option, terminate this Agreement by giving written notice of termination to Consultant without prejudice to any other remedy to which the Client may be entitled either at law, in equity, or under this Agreement, if
          Consultant:

          (i) Willfully breaches or neglects the duties that Consultant is required to perform under the terms of its Agreement;

          (ii) Fails to promptly comply with and carr out all directives of Client's Board of Directors;

          (iii)Commits any dishonest or unlawful act, in the judgement of Clients Board of Directors;

          (iv) Engages 'in any conduct which disrupts the business of Client or any entity affiliated with Client; or

     (D) Termination Other Than For Cause. This Agreement shall terminate immediately on the occurrence of any one of the following events:

          (i) The occurrence of circumstances, in th judgment of Clients Board of Directors, that make it impracticable for Client to continue its present line(s) of business;

          (ii) The decision of and upon notice by Consultant to voluntarily terminate this Agreement;

          (iii)If Client files a petition in a court of bankruptcy or is adjudicated a bankrupt;

          (iv) If Client institutes, or has institute against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs;

          (v) If Client has a receiver of its assets or property appointed because of insolvency;

          (vi) If  Client  makes  a  general   assignment  for  the  benefit  of
               creditors; or

          (vii)If either party otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of business.

     (E) Effect of Termination on Compensation, In the event of the Termination Other Than For Cause prior to the completion of the Initial Consulting Period, Consultant shall be, entitled to the full Compensation and any unpaid portion of the Consideration and expenses which remains outstanding.

14. Representations and Warranties of Client Client represents and warrants to Consultant that:

     (A) Corporate Existence. Clients are both corporation duly organized, validly existing, and in good standing under the laws of the State of New York and the State of Utah, respectively, with the corporate power to own property and carry on its business as it is now being conducted.

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





     (B) Financial Information. Client has or will caus to be delivered concurrently with the execution of this Agreement, copies of the
          Disclosure Documents which accurately set forth the financial condition of Client as of the respective dates of such documents.

     (C) No Conflict. This Agreement has been duly executed by Client and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgement, decree or order to which Client is a party or to which Client is subject, nor will such execution and performance constitute a violation or conflict of any fiduciary duty to Which Client is subject.

     (D)  Full Disclosure. The information concerning

                Client provided to Consultant pursuant to this Agreement is, to the best of Clients knowledge and belief, complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     (E) Date of Representations and Warranties. Each o the representations and warranties of Client set forth in this Agreement is true and correct at and as of the date of execution of this Agreement.

15. Indemnification

          Client and Consultant agree to indemnify, defen and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

16. Specific Performance

         Consultant and Client acknowledge that in the event of a breach of this Agreement by either party, money damages would be 'inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative, and non-exclusive and shall be in addition to any other remedy to which the parties may be entitled.

17. Miscellaneous

     (A) Subsequent Events. Consultant and Client each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

     (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

     (C) Further Actions and Assurances. At anytime and from time to time, each patty agrees, at its or their expense, to take actions and to execute and deliver documents a may be reasonably necessary to effectuate the purposes of this Agreement.

     (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any patty to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the night of such party thereafter to enforce each mid every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

     (E) Assignment. Neither this entire Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

     (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other patty, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmitting, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

          (i) in the case of Client:

                  Premier Brands, Inc.
                  268 West 400 South, Suite 300
                  Salt Lake City, UT 84101
                  Telephone: (801) 575-8073
                  Facsimile: (801) 575\8092

                  FD Import & Export Corp.
                  56 Pine Street, Suite 2001
                  New York, NY 10005



          (ii) in the case of Consultant and Consultant's personnel, to

                  Hudson Consulting Group Inc.
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101
                  Telephone: (801) 575-8073
                  Telefax:   (801) 575-8092





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



or to such other person or address designated by Client or Consultant to receive notice.

     (G) Headings. The section and subsection headings in this agreement are inserted for convenience only and shall not affect 'in miy way the meaning or interpretation of this Agreement.

     (H) Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (I) Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Nevada, notwithstanding any conflict-of-law provision to the contrary.

     (J) Binding Effect. This Agreement shall be binding upon th parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     (K) Entire Agreement. This Agreement contains tile entire agreement between the parties hereto and supersedes ally and all prior
          agreements,   arrangements,  or  understandings  between  the  parties
          relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

     (L)  Severability.   If  any  part  of  this   Agreement  is  deemed  t  be
          unenforceable the balance of the Agreement shall remain in full force and effect.

     (M) Facsimile Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transn3ission device pursuant to",Ilich the signature of or on behalf of such party car be seen, and such
          execution  and  delivery  shall  be  considered  valid,   binding  and
          effective for all purposes. At the request of any party hereto, all parses agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof

     (N) Termination of Any Prior Agreements. Effective the date hereof, all prior rights of Consultant relating to tile accrual or payment of any form of compensation or other benefits from Client based upon any agreements other than this Agreement, whether written or oral, entered into prior to the date hereof, are hereby terminated.

     (0) Consolidation or Merger. Subject to the provisions of Paragraph 7 hereof, in the event of a sale of the stock, or substantially all of the stock, of Client, or consolidation or merger of Client with or into another corporation or entity, or the sale of substantially all of the operating assets of the Client to another corporation, entity or individual, Client may assign its rights and obligations under this Agreement to its successor-in-interest and such successor-in-interest shall be deemed to have acquired all rights and assumed au obligations of Client hereunder; provided, however, that in no event shall the duties and

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



          Services of Consultant provided for in Paragraph 2 hereof, or the responsibilities, authority or powers commensurate therewith, change in any material respect as a result of such sale of stock, consolidation, merger or sale of assets.

     (P) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

                            "Consultant"

                             Hudson Consulting Group Inc., a Nevada corporation

                             By:
                                  Name: Richard Surber
                                  Title:    President

                             FD Import-Export

                             By:
                                  Name:
                                  Title:

                             Premier Brands, Inc.


                             By:
                                  Name:
                                  Title: President

INDEX TO EXHIBITS

Exhibit No.       Description

A        Acquisition agreement

B        Invoice

C        Stock Acquisition Agreement

[EXHIBIT A]

                              ACQUISITION AGREEMENT

                                     BETWEEN

                              PREMIER BRANDS, INC.

                                       AND

                            FD IMPORT & EXPORT CORP.

                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale..............................................................2

Purchase Price.................................................................2

Warranties and Representations of FD and Sellers...............................2

Warranties and Representations of PBI..........................................5

Term...........................................................................9

The PBI Shares.................................................................9

Conditions Precedent to Closing................................................9

Termination...................................................................10

Exhibits......................................................................10

Miscellaneous Provisions......................................................10

Closing.......................................................................10

Post-Closing: Form 10 or Form 10-SB...........................................10

Governing Law.................................................................11

Counterparts..................................................................11


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



                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT dated September 1, 1998, by, between and among Premier Brands, Inc., a Utah corporation ("PBI"), and FD Import & Export Corp., a New York Corporation ("FD") and the persons listed on Exhibit "A" attached hereto and made a part hereof, being all of FD's stockholders now and as of the closing date of this Agreement (the "Sellers").

         WHEREAS, the Sellers own a total of 200 shares of common stock, with no par value, of FD Common Stock, said shares being one hundred (100%) percent of the issued and outstanding common stock of FD; and

         WHEREAS, the Sellers desire to sell and PBI desires to purchase one hundred (100%) percent of such shares;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. The Sellers hereby agree to sell, transfer, assign and convey to PBI and PBI hereby agrees to purchase and acquire from the Sellers, one hundred (100%) percent of FD's issued and outstanding common stock (the "FD Common Shares"), in a reorganization pursuant to
         Section 368 (a)(1)(B) of the Internal Revenue Code.

II. Purchase Price. The aggregate purchase price to be paid by PBI for the FD Common Shares shall be 10,000,000 (post-reverse split) shares of PBI $ .001 par value voting common stock, (the "PBI Common Shares"). The PBI Common Shares will be issued to the individual Sellers in accordance with Exhibit "A" attached hereto. No fractional shares of PBI Common Stock will be issued; in lieu thereof, the number of shares of PBI Common Stock to be issued to each Seller will be rounded up to the next whole share. Each of the Sellers hereby agree to the terms of this Agreement (the "Agreement").

III. Warranties and Representations of FD and Sellers. In order to induce PBI to enter into the Agreement and to complete the transaction contemplated hereby, FD and Sellers warrant and represent to PBI that:

          A. Organization and Standing. FD is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, is qualified to do business with a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of FD's Certificate of Incorporation, amendments thereto and all current By laws of FD. No changes thereto will be made in any of the Exhibit "B" documents before the Closing.

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



          B. Capitalization. As of the Closing Date, FD's entire authorized equity capital consists of 200 shares of Common Stock, of which 200 shares of Common Stock will be outstanding as of the Closing. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which any of the Sellers are bound, calling for the issuance of any additional shares of common stock of any other voting or equity security. The FD Common Shares constitute one hundred (100%) percent of the equity capital of FD, which includes, inter alia, one hundred (100%) percent of FD's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

          C. Ownership of the FD Shares As of the Date hereof, the Sellers are the sole owners of the FD Common Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the FD Common Shares will not have been registered under the "33 Act, or and applicable State Securities laws.

          D. Taxes. FD has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on FD.

          E. Pending Actions. There are no material legal actions, lawsuits, proceedings of investigations, either administrative of judicial, pending of threatened, against or affecting FD, or against the Sellers that arise out of their operation of FD, except as described in Exhibit "C" attached hereto. FD is not in violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the '33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

          F. Governmental Regulation. FD holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit FD to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity of continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "D" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

          G. Ownership of Assets. Except as set forth in Exhibit "E", FD has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any: its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefore, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by FD as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by the Agreement; nor, except in the ordinary course of its business, has FD disposed of any such asset since the date of the most recent balance sheet described in Section III (O) of this agreement.

          H. No Interest in Suppliers, Customers, Landlords or Competitors. Neither the Sellers nor any member of their families have any interest of any nature whatever in any supplier, customer, landlord or competitor of FD.

          I. No Debt Owed by FD to Sellers. Except as set forth in Exhibit "F" FD does not owe any money, securities, or property to either the Sellers or any member of the families or to any company controlled by such a person, directly or indirectly. To the extent that FD may have any undisclosed liability to pay any sum or property to any such person or entity or any member of their families such liability is hereby forever irrevocably released and discharged.

          J. Corporate Records. All of FD's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of FD are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

          K. No Misleading Statements of Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to PBI in connection herewith, contains any materially misleading statement, or omits any fact of statement necessary to make the other statements or facts therein set forth not materially misleading.

          L. Validity of the Agreement. All corporate and other proceedings required to be taken by the Sellers and by FD in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by the Sellers and by FD, and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate FD's Certificate of Incorporation or document of undertaking, oral or written, to which FD of the Sellers is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by FD can continue to be so conducted after completion of the transaction contemplated hereby, with FD as a wholly- owned subsidiary of PBI.

          M.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by PBI according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights and that at the time of such execution and delivery, PBI will have acquired title in and to the FD Common Shares free and clear of all claims, liens and encumbrances.

          N. Access to Books and Records. PBI will have full and free access to FD's books during the course of this transaction prior to Closing, during regular business hours.

          O. FD's Financial Statements. FD's Balance Sheet and Profit and Loss statement for the quarter ended June 30, 1998, attached hereto as Exhibit "G", accurately describe FD's financial position as of the dates thereof. Within 90 days after the Closing. FD will provide PBI with certified financial statements for the necessary periods to file a Form 10 or Form 10SB, if required. These financial statements shall be prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B and/or the rules promulgated under the '33' act and the 34' act and certified by independent certified public accountants with substantial SEC experience.)

          P. F &D's Corporate Summary, attached hereto as Exhibit "H", accurately describes FD's business, assets, proposed operations and management as of the date thereof; since the date of the Corporate Summary, there has been no material change in the Business Plan.

IV. Warranties and Representations of PBI. In order to induce the Sellers and FD to enter into the Agreement and to complete the transaction contemplated hereby, PBI warrants and represents to FD and Sellers that:

          A. Organization and Standing. PBI is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

          B. Capitalization PBI's entire authorized equity capital consists of 2,374,314 shares of voting common stock, $.001 par value and
               24,000 shares of preferred stock, $.001 par value. As of the Closing, after giving effect to the proposed reverse split of PBI's remaining outstanding shares, PBI will have 100,000,000 shares Common Stock, $.001 par value, authorized, of which 39,572 shares of voting common stock of PBI will be issued and outstanding, which does not include the 10,000,000 shares being issued to Sellers hereunder pursuant to Section 4(2) of the '33 Act of the issuance at closing. Upon issuance, all of the PBI Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of PBI's equity securities are set forth in the Articles of Incorporation, as amended and PBI's By-Laws (Exhibit "I" hereto). Except as set forth above, there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which PBI is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-Laws of PBI provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of PBI. Cumulative voting is not provided for by the By-Laws or Articles of Incorporation of PBI. Accordingly, as of the Closing the 10,000,000 shares being issued to and acquired by the Sellers will constitute approximately (99%) percent of the Common Shares of PBI which will then be issued and outstanding, which includes inter alia, that same percentage of PBI's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

          C. Ownership of Shares. By PBI's issuance of the PBI Common Shares to the Sellers pursuant to the Agreement, the Sellers will thereby acquire good absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such PBI shares will not have been registered under the '33 Act.

          D. Significant Agreements. PBI is not and will not at Closing be bound by any of the following, unless specifically listed in Exhibit "J" hereto:

                    1.   Employment advisory or consulting contract;

                    2.   Plan providing for employee benefits of any nature;

                    3.   Lease with respect to any property or equipment;

                    4. Contract of commitment for any future expenditure in excess of $100.

                    5. Contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;

                    6. Contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement;

                    7. Agreement with any person relating to the dividend, purchase or sale of securities, that has not; been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of the Agreement.

          E. Sale of Business. PBI will have sold its existing business prior to closing.

          F. Taxes. PBI has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has approximately $87,172 in taxes as shown on such returns. All of such returns are true and complete.

          G. Liabilities. At and as of the Closing Date, PBI will have a total of approximately $148,954 in liabilities, exclusive of the costs, including legal and accounting fees and other expenses, in connection with this transaction.

          H. No Pending Actions. There are no legal actions, lawsuits, proceedings of investigations, either administrative or judicial, pending or threatened, against affecting PBI, or against any of PBI's officers or directors and arising out of their operation of PBI. PBI has been in compliance with, and has not received notice of violation of any law, ordinance of regulation to any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state. PBI is not now and never has been required to file reports under the '33 Act or the '34 Act.

          I. Corporate Records. All of PBI's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation: all of said books and records will be delivered to PBI's new management at the Closing.

          J. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to FD's counsel in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other stats of facts therein set forth not materially misleading.

          K. Validity of the Agreement. All corporate and the proceedings required to be taken by PBI in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by PBI, and constitutes a valid and binding obligation of PBI. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, PBI's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which PBI is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

          L.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by FD and the Sellers according to their terms, and that at the time of such execution and delivery, the Sellers will have acquired good, marketable title in and to the PBI Common Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

          M. Access to Books and Records. FD and Sellers will have full and free access to PBI's books and records during the course of this transaction prior to and at the Closing.

          N. PBI Financial Stats. At or before the Closing, PBI will provide FD with recent audited financial statements, which will be certified in accordance with GAAP by independent certified public accountants with substantial SEC experience.

          O. PBI Financial Condition. As of the Closing, PBI will have no assets and $148,954 liabilities.

          P. Stockholder Approval. Immediately upon the signing of the Agreement, PBI will submit to its stockholders by meeting or consent the matters described in section VII(B)(1) herein, if required to do so under Utah Corporate Law. Hudson Consulting Group, Inc. agrees that it will vote all of its PBI shares in favor of all items submitted to PBI stockholders in accordance with the Agreement.

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The PBI Shares. All o f the PBI Common Shares shall be validly issued, fully-paid and non-assessable shares of PBI Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in the respective Articles of Incorporation.

VII. Conditions Precedent to Closing.

          A. The obligations of FD and Sellers under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                    1. That PBI and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                    2. That PBI and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

                    3. That PBI's stockholders, by proper and sufficient vote, shall have properly approved all of the matters described in Section VII(B)(1) herein, if required to do so under Utah Corporate Law; and

          B. The obligations of PBI under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

                    1. That PBI stockholders, if necessary by proper and sufficient vote of its stockholders, shall have approved the Agreement and the transactions contemplated hereby and will have approved such other changes as are consistent with the Agreement for submission to PBI stockholders, if required to do so under Utah Corporate Law;

                    2. That FD's and Sellers' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

                    3. That FD and Sellers shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing.

                    4. That Sellers, individually, and PBI, jointly and severally indemnify and hold harmless PBI's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them to any material misrepresentation or omissions in the Agreement made by PBI or Sellers.


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




VIII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

          A.   The mutual agreement of the parties;

          B.   Any party if:

                    1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

                    2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as it they were set forth in entirety.

X. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI. Closing. The Closing of the transactions contemplated by the Agreement ("Closing") place at 1:00 P.M. on the first business day after the stockholders of PBI approve this transaction, if approval is required or on September 8, 1998, whichever is sooner, if shareholder approval is not required or can be obtained subsequent to closing by shareholder ratification. The Closing shall occur at the offices of
     __________________________________  or such  other  date  and  place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII. Post-Closing: Form 10 or Form 10-SB. As soon as practical after Closing and after PBI meets the initial listing requirements for the NASDAQ Small Caps market, PBI will prepare, file and use its best efforts to have declared effective a Form 10 or Form 10-SB Registration Statement with the Securities and Exchange Commission.

XIII.Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah.

XIV. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute on and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

Premier Brands, Inc.



By: /s/ Richard D. Surber
-------------------------
        Richard D. Surber
Its:   President

FD Import & Export Corp.



By: /s/ Igor Fruman
------------------------
        Igor Fruman
Its:   President


SELLERS:


/s/ Igor Fruman
-----------------------
Igor Fruman

/s/ Vladislav V. Dyablo
-----------------------
Vladislav V. Dyablo


/s/ Vyacheslav Fruman
-----------------------
Vyacheslav Fruman

[EXHIBIT B]
[INVOICE]



FD Import & Export Corp.

Invoice submitted to:
Premier Brands, Inc.

September 1, 1998

         TOTAL CASH DUE TO HUDSON                                $199,672
         SEE SCHEDULE BELOW FOR BREAK DOWN OF TOTAL AMOUNT

         TOTAL STOCK DUE TO HUDSON                                150,000 SHARES


                                    Administrative and Reimbursable Expenses

         Hudson Consulting Group, Inc. ("Hudson")                 $12,225
         Hudson for payments made to stock transfer agent          $1,139
         Hudson for expedited listing in Standard & Poor's        $ 5,000
         Hudson for printing and issuance of stock certificates    $1,000
         (Estimated)
         Hudson for obtaining new CUSIP Number                      $ 100
         Hudson for overnight delivery service (11 @ $14.00)        $ 154
                                                                 --------
         Total Administrative and Reimbursable Expenses           $19,618

         Professional Services Rendered

         Consummation of Acquisition/Merger between Premier

         Brands, Inc. and FD Import & Export Corp.                150,000 shares
                                                                 --------
         Total Restricted Common Stock                            150,000

         Professional Consulting Fees Reimbursable to Hudson

         Hans Anderegg                                             $2,800
                                                                 --------
         (netted down from $5,000 for payment of indemnity bond
         premium)
                                                          Total    $2,800

         Jon Williams                                              $7,500
                                                                   ------
                                                          Total    $7,500

                        Statement of Current Liabilities

         Name                                                      Amount
                                                                   ------
         Harlan & Boettger, Auditor                               $20,800
         Current Liabilities

         Accounts payable, including Notes owing to
         Peter Kruse and Dr. Jerome P. Kraft for
         $5,000 each                                              $23,375
         Settlement payable                                       $25,000
         Payroll taxes payable                                    $87,172
         Accrued expenses                                         $12,607
         Income taxes payable                                       1,800
                                                                  ---------
                  Total Current Liabilities $169,754 Hudson will receive 50% of any savings effected on the current liabilities and the remaining 50% will be re turned to the company.

[EXHIBIT C]

                           STOCK ACQUISITION AGREEMENT

         This Stock Acquisition Agreement ("Agreement") is made effective this 21st day of April, 1998 by and between, Hudson Consulting Group, Inc. ("Hudson"), a Nevada corporation, and Premier Brands, Inc. a Utah Corporation, the Client ("Client"), with respect to the following:

                                    RECITALS

         WHEREAS, Hudson is in the business of providing general business consulting services to privately held and publicly held corporations; and

         WHEREAS, Client desires to transfer 913,060 shares of common stock in Premier Brands to Hudson to obtain advice relative to corporate and seek to resolve various corporate obligations through utilizing Hudson's business consulting services.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, Client and Hudson agree as follows:

15.      Engagement of Hudson

         Hudson agrees to use its best efforts to assist Client in:

          a. achieving the techniques and preparing the documents for raising capital through a placement of Premier's stock or investment units under the rules and regulations of the Securities and Exchange Commission (SEC) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"), including but not limited to strategy and logistics or preparation of necessary documentation to complete a offering in compliance with the applicable federal and state rules and regulations, preparation of a due diligence file, and delivery of the necessary forms to the SEC with the requisite number of copies, funds to be raised are to be not less than $65,000 nor more than $200,000;

          b. The parties agree that any shares offered or transferred under paragraph (a) above shall be at the price of $0.10 per share.

          c. notifying market makers in order to develop a market for Clients' stock;

          d. notifying appropriate public relations and investor relations services;.

         All of the foregoing services collectively are referred to herein as the "Consulting Services."

16.      Compensation

         Client shall compensate Hudson for consulting services ("Consulting Services") rendered pursuant to this Agreement as follows:

          a. Upon completion of the initial offering and generation of not less than $65,000, that shall be used to pay tax obligations of Premier, Client shall transfer 913,060 shares of common stock of Premier to Hudson or its designees, at the option of Hudson.

          b. In addition to the above, client shall pay Hudson a fee of ten percent of the amount raised from the date of the Agreement and during the term hereof under any subsequent private offering in excess of $65,000 up to $200,000.

          c. Any shares issued pursuant to this Agreement shall be issued in compliance with the rules and regulations of the Act, as amended. If Hudson receives restricted shares under the Act, such shares shall have "piggy back" registration rights with any registration statement, such statement filed at such time as Client, in its sole discretion, deems advisable.

          d. Client shall at Hudson's request appoint new officers and directors of Premier as designated by Hudson.

          e. Within 20 days of the execution hereof, Client shall deliver the stated number of shares, with all signatures and documents necessary to complete the transfer thereof, to a mutually agreed upon third party to hold in trust until funds of not less than $60,000 have been delivered to the same party, upon receipt of the funds, the shares shall be delivered to Hudson and the funds used to satisfy the tax obligation of Premier, up to that amount.

17.      Expenses.
         --------

          a. Hudson agrees to assume and promptly pay all costs associated with the completion of the services contemplated herein.

18.      Nondisclosure of Confidential Information

          a. In consideration for entering into this Agreement, the parties herein mutually agree that the following items used in the parties' respective businesses are secret, confidential, unique, and valuable, and were developed by the parties at great cost and over a long period of time, and disclosure of any of the items to anyone other than officers, agents, or authorized employees of the Client and Hudson which may result in irreparable injury:

               i. non-public financial information, accounting information, plans of operations, possible mergers, or acquisitions prior to the public announcement;

               ii. customer lists, call lists, and other confidential customer data;

               iii. memoranda,  notes,  records concerning  technical  processes conducted by either party;

               iv. sketches, plans, drawings, and other confidential research and development data; v. manufacturing processes, chemical formula, and/or the composition of products; or


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               vi.  any and all technology and/or computer  generated  programs, including, but not limited to, hardware or software.

     b. Hudson shall have no liability to Client with respect to the use or disclosure to others not party to this Agreement, of such information as Hudson can establish to:

               i.   have been publicly known;

               ii. have become known, without fault on the part of Hudson, subsequent to disclosure by Client of such information to Hudson;

               iii. have been otherwise  known by Hudson prior to  communication by the Client to Hudson of such information; or

               iv. have been received by Hudson at any time from a source other than Client lawfully having possession of such information.

19.      Term of Agreement

         Hudson and client agree that the transfers contemplated herein shall take place within 60 days of the execution of this Agreement. Extensions hereof shall be by the mutual consent of the parties and shall be in writing.

20.      Non-Circumvention

         Client agrees that they will not enter into any transaction involving a business opportunity or asset introduced to the Client by Hudson, without compensating Hudson pursuant to this Agreement. Nor will the Client terminate this Agreement solely as a means to avoid paying Hudson compensation earned or to be earned, or in any other way attempt to circumvent Hudson or this Stock Acquisition Agreement.

21.      Due Diligence

         Client shall supply and deliver to Hudson all information as may be reasonably requested, including business plans, officer questionnaires and due diligence questionnaires to enable Hudson to make an investigation of the Client and its business prospects, and they shall make available to Hudson names, addresses, and telephone numbers as Hudson may need to verify or substantiate any such information provided.

22.      Clients' Representations

         Client represents, warrants, and covenants to Hudson that each of the following are true and complete as of the date of this Agreement:

          a. Corporate Existence. Client is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation, with full corporate power and authority and all necessary governmental authorization to own, lease and operate property, and carry on its business as it is now being conducted. Client is duly qualified to do business in and is in good standing in every jurisdiction in which the nature of its business or the property owned or leased by it makes such qualifications necessary.

          b. Clients' Authority for Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Client. This Agreement has been duly executed and delivered by Client, and


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               constitutes  the valid and legally  binding  obligation of Client enforceable in accordance with its terms, except to the extent that enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditor rights generally. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in any violation of any provision of Clients' Articles of Incorporation or Bylaws. To the best of Clients' knowledge, after due inquiry, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with any mortgage, indenture, lease, contract, commitment, agreement,
               or  other  instrument,   permit,  concession,  grant,  franchise,
               license, judgement, order, decree, statute, law, ordinance, rule, or regulation applicable to Client or any of its properties or assets.

          c. Consents and Authorizations. Any consent, approval, order or authorization of, or registration, declaration, compliance with or filing with any governmental or regulatory authority required in connection with the execution and delivery of this Agreement to permit the consummation by Client and Hudson of the transactions contemplated herein shall be accomplished in a timely manner and in accordance with federal and/or state laws where applicable.

          d. Litigation There are no judicial or administrative actions, suits, proceedings or investigations pending, or to the knowledge of the Client, threatened which may result in any liability on the part of the Client other than what has already been disclosed to Hudson.

          e. Involvement in Proceedings or Investigations by Securities Regulatory Authorities The Client, its officers, 10% shareholders, and any entity which Client or its affiliates or officers control, has not been previously involved in any litigation, investigations or proceedings with the SEC or any other State or Foreign Securities Regulatory organization, and is not presently indicted and/or was never convicted of fraud or any similar crime involving any allegation of dishonesty or theft, nor found guilty or is currently involved in legal proceedings of such conduct in a civil context, other than as disclosed and with full and complete details attached hereto.

          f. Minute Books. The minute books of Client contain full and complete minutes of all annual, special and other meetings (or written consents in lieu thereof) of the directors and committees of directors and shareholders of Client; the signatures on such minutes and written consents are the true signatures of the persons purporting to have signed them; and the stock ledger of Client with respect to shares of Client' common stock issued or transferred is complete and no documentary stamp taxes are required to be affixed and canceled in connection with the transfer or issuance of the shares.

          g. Disclosure Documents. Client has or will cause to be delivered, concurrent with the execution of this Agreement, copies of its entity records as requested to effectuate any transaction contemplated herein. Documents which Client agrees to provide to Hudson shall include but not be limited to audited financial statements for the past three years of Clients' operations or as long as the Client has been in operation, whichever is less, which have been audited by a SEC peer approved financial auditor, any entity resolutions and any and all other documents which may in any way relate to the transactions contemplated in this Agreement.

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



          h. Nature of Representations. No representation or warranty made by Client in this Agreement, nor any document or information furnished or to be furnished by Client to Hudson in connection with this Agreement, contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary to make the statements contained therein not misleading, or omits to state any material fact relevant to the transactions contemplated by this Agreement.

23.      Independent Legal and Financial Advice

         Hudson is not a law firm; neither is it an accounting firm. Hudson does, however, employ professionals in those capacities for its sole benefit. Client represent that they have not nor will they construe any of Hudson's representations to be statements of law. Each entity has and will continue to seek the independent advice of legal and financial counsel regarding all material aspects of the transactions contemplated by this Agreement, including the review of all documents provided by Hudson to Client and all opportunities Hudson introduces to Client. Further, Hudson is not a broker/dealer, and does not represent itself to be such. All advice given, all filings and all other services provided to Client by Hudson shall be complete, timely and in compliance with current applicable Federal and State laws, rules and regulations.

24.      All Prior Agreements Terminated

         This Agreement comprises the entire agreement and understanding between the parties hereto at the date of this Agreement as to the subject matter hereof and supersedes and replaces all proposals, prior negotiations and agreements, whether oral or written, between the parties hereto in connection with the subject matter hereof. None of the parties hereto shall be bound by any conditions, definitions, warranties or representations with respect to the subject matter of this Agreement other than as expressly provided in this Agreement unless the parties hereto subsequently agree to vary this Agreement in writing, duly signed by authorized representatives of the parties hereto.

25.      Hudson is not an Agent or Employee of Client.

         Obligations of Hudson under this Agreement consist solely of the Services described herein. In no event shall Hudson be considered to act as an employee or agent of Client or otherwise represent or bind Client. For the purposes of this Agreement, Hudson is an independent contractor. All final decisions with respect to acts of Client whether or not made pursuant to or in reliance on information or advice furnished by Hudson hereunder, shall be those of Client or its affiliates and Hudson, its employees or agents shall under no circumstances be liable for any expense incurred or loss suffered by Client as a consequence of such action or decisions.

26.      Miscellaneous

          a. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the parties hereto.

          b. Amendment. This Agreement may be amended or modified only by an instrument in writing executed by the parties hereto.

          c. Waiver. No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing. No consent waiver or excuse by either party, express or implied shall constitute a subsequent consent, waiver or excuse.

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          e.   Assignment.

                  i. The rights and obligations of Hudson under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. There shall be no rights of transfer or assignment of this Agreement by Client except with the prior written consent of Hudson.

                  ii. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties and their successors, any rights or remedies under this Agreement.

          d. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph Corporation for transmittal or when sent by facsimile transmission, charges prepaid provided that the communication is addressed:

                  i.       In the case of Hudson to:

                           Hudson Consulting Group, Inc.
                           268 West 400 South, Suite 300
                           Salt Lake City, Utah  84101
                           (801) 575-8073
                           (801) 575-8092 (fax)
                           Attention: Richard Surber, President

         In the case of Client to:

                           Premier Brands, Inc.
                           714 Adams, Suite 108
                           Huntington Beach, California 92646
                           FAX (714) 374-2634
                           Attention: Keith Lipscomb

          or to such other person or address designated by the parties in writing to receive notice.

          f. Headings and Captions. The headings of paragraphs are included solely for convenience. If a conflict exists between any heading and the text of this Agreement, the text shall control.


          g. Entire Agreement. This instrument and the exhibits to this instrument contain the ----------------- entire agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instrument.


          h. Effect of Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal or unenforceable provisions.


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



          i. Controlling Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah without regard to its law on the conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction. The parties exclude any and all statutes, law and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Agreement.

          j. Attorney Fees. If any action at law or in equity, including an action for declaratory -------------- relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees, court costs, and other costs incurred in proceeding with the action from the other party. The attorney fees, court costs or other costs, may be ordered by the court in its decision of any action described in this paragraph or may be enforced in a separate action brought for determining attorney fees, court costs, or other costs. Should either party be represented by in-house counsel all parties agree that party may recover attorney fees incurred by that in-house counsel in an amount equal to that attorney's reasonable fees for similar matters, or, should that attorney not normally charge a fee, by the reasonable rate charged by attorneys with similar background in that legal community, considering all relevant factors including but not limited to the specialty or specializations, if any, of the legal subjects required.

          k. Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

          l. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

          m. Indemnification. Client and Hudson agree to indemnify, hold harmless and defend the other from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties, court fees, and attorney fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from a breach of any representation, warranty, covenant condition or agreement of the other party to this Agreement. Neither party shall be responsible to the other party for any consequential or punitive damages.

          n. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

          o. Facsimile Counterparts. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement. Further, this Agreement may be executed in counterparts.






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         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the dates indicated below.

Hudson Consulting Group, Inc.

_____________________________                     Date: ______________________
By:


Client
Premier Brands, Inc.

Date:
-------------------------------------------------------------------------------
By:


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